UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 May 1, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 1, 2018, Exelon held its annual meeting of shareholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1.	Election of Directors.

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony K. Anderson	701,807,663	7,471,010	2,764,700	102,530,737
Ann C. Berzin	703,683,293	5,599,670	2,760,410	102,530,737
Christopher M. Crane	702,080,039	7,267,361	2,695,973	102,530,737
Yves C. de Balmann	697,832,916	11,245,852	2,964,605	102,530,737
Nicholas DeBenedictis	681,624,443	27,604,675	2,814,255	102,530,737
Linda P. Jojo	701,884,771	7,376,765	2,781,837	102,530,737
Paul L. Joskow	698,356,931	10,793,776	2,892,666	102,530,737
Robert J. Lawless	699,180,171	10,031,617	2,831,585	102,530,737
Richard W. Mies	702,970,497	6,227,964	2,844,912	102,530,737
John W. Rogers, Jr.	682,994,700	26,228,356	2,820,317	102,530,737
Mayo A. Shattuck III	692,629,779	16,568,409	2,845,185	102,530,737
Stephen D. Steinour	582,106,815	127,109,228	2,827,330	102,530,737

2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2018.

FOR	AGAINST	ABSTAIN
798,646,790	13,389,113	2,538,207

3.	The advisory vote on Exelon’s 2017 executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
661,433,886	45,858,818	4,750,669	102,530,737

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation include those factors discussed herein, as well as the items discussed in (1) Exelon's 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) Exelon's First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) Other factors discussed in filings with the SEC by Exelon Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon Corporation does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation
May 3, 2018